EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                               ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES--OXLEY ACT OF 2002

         In connection with the Quarterly Report of Silverstar Holdings, Ltd. (the "Company") on Form 10-Q for the quarter ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Clive Kabatznik, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, adopted pursuant to Section 906 of the Sarbanes--Oxley Act of 2002 that to my knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934;

         and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                           /s/ Clive Kabatznik
                                           -------------------------------------
                                           Name: Clive Kabatznik
                                           Chief Executive Officer
                                           Chief Financial Officer
                                           Date: February 14, 2006


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